                                                                    Exhibit 1.A

                                                                   DRAFT 5/19/94



                            CORESTATES CAPITAL CORP
                          (a Pennsylvania corporation)

                              [Title of Security]

                         Unconditionally guaranteed by

                           CORESTATES FINANCIAL CORP
                          (a Pennsylvania corporation)

                                TERMS AGREEMENT
                                ---------------


                                                        Dated:            , 1994



To:  CoreStates Capital Corp
     Broad and Chestnut Streets
     Philadelphia, Pennsylvania 19101

     CoreStates Financial Corp
     Broad and Chestnut Streets
     Philadelphia, Pennsylvania 19101


Title of Debt Securities:

Senior or Subordinated:

Lead Managing Underwriter, including address:



Additional Co-Managing Underwriters, if any:



Principal amount:   $___________________

Current ratings:

Interest rate: _____%.  Payable:  __________ 1 and 1, commencing
               ______1, ______.

Date of maturity:  ______________, __, ____.

Public offering price:   _____%, [plus accrued interest from
                         ____________, __,_____].

Purchase price:     ____% [plus accrued interest from
                    ___________ __, 1994]
                    (payable in next day funds).

Closing date and location:    _______________ __, 1993 at the offices of Brown &
                              Wood, One World Trade Center,
                              New York, N.Y. 10048.

Guaranty: Unconditionally guaranteed by CoreStates Financial Corp as to principal, premium, if any, and interest, if any.

Redemption provisions:   As set forth in the attached Prospectus Supplement
                         dated ________ __, 1994, the Notes are not redeemable prior to _______ __, ____; on and after ________ __,
                         ____ the Notes are redeemable in whole or in part at the option of CoreStates Capital Corp at 100% of their principal amount together with interest to the date of redemption.

Sinking fund requirements:    ___________.

Delayed Delivery Contracts:   __________.


Each Underwriter named below (the "Underwriters") severally agrees, subject to the terms and provisions set forth herein or incorporated by reference herein, to purchase the principal amount of Securities set forth opposite its name.


                                                   Principal
               Underwriter                           Amount
               -----------                          ---------

                                                   $



                                                   ---------

     Total...................                      $
                                                   =========

     All the terms and provisions contained in the document attached as Annex A hereto entitled "Underwriting Agreement Basic Provisions" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such terms and provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company and the Guarantor a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among you, the Company and the Guarantor in accordance with its terms.


                              [Managing Underwriter]



                              By_________________________________

                              Acting on behalf of themselves and
                              the other named Underwriters

Accepted:

CORESTATES CAPITAL CORP


By__________________________


CORESTATES FINANCIAL CORP


By__________________________

                                                                         ANNEX A


                            CORESTATES CAPITAL CORP
                          (a Pennsylvania corporation)

                              Debt Securities and
                      Warrants to Purchase Debt Securities

                  Unconditionally guaranteed as to payment of
              principal, premium, if any, and interest, if any, by

                           CORESTATES FINANCIAL CORP
                          (a Pennsylvania corporation)


                    UNDERWRITING AGREEMENT BASIC PROVISIONS
                    ---------------------------------------


     CoreStates Capital Corp (the "Company") proposes to issue and sell up to $1,000,000,000 aggregate principal amount, or its equivalent based on the applicable exchange rate at the time of the offering in such foreign currencies or units of two or more thereof, of its senior debt securities (the "Senior Debt Securities"), its subordinated debt securities ("Subordinated Debt Securities", and, together with the Senior Debt Securities, the "Debt Securities") and/or warrants to purchase Debt Securities ("Warrants") in one or more offerings on terms determined at the time of sale. The Senior Debt Securities will be unconditionally guaranteed as to payment of principal, premium, if any, and interest, if any (said guarantees being hereinafter referred to as the "Senior Guarantees"), by CoreStates Financial Corp (the "Guarantor"). The Subordinated Debt Securities will be unconditionally guaranteed as to principal, premium, if any, and interest, if any (said guarantees being hereinafter referred to as the "Subordinated Guarantees" and, together with the Senior Guarantees, the "Guarantees") by the Guarantor. The Senior Debt Securities and the Senior Guarantees will be issued under an indenture dated as of December 1, 1990 (the "Senior Indenture"), among the Company, the Guarantor and NationsBank of Georgia, National Association, as trustee and successor to Wachovia Bank of Georgia, N.A. (the "Senior Debt Trustee"). The Subordinated Debt Securities and Subordinated Guarantees will be issued under an indenture dated as of December 1, 1990, as amended by a first supplemental indenture dated as of March 1, 1993 and a second supplemental indenture dated as of ______ __, 1994 (the "Subordinated Indenture", and, together with the Senior Indenture, the "Indentures"), among the Company, the Guarantor and Citibank, N.A., as trustee (the "Subordinated Debt Trustee", and, together with the Senior Debt Trustee, the "Trustees"). The Warrants will be issued under one or more warrant agreements (the warrant agreement relating to any issue of Warrants to be sold pursuant to this Agreement will be identified in the applicable Terms Agreement (as hereinafter defined) and is referred to herein as the "Warrant Agreement") among the Company, the Guarantor and the Warrant Agent identified in such Warrant Agreement (the "Warrant Agent"). Each issue of Debt Securities and Warrants may vary as to aggregate principal amount, maturity date, currency, interest rate or rates and timing of payments thereof, redemption provisions and sinking fund requirements, if any, and any other variable terms which the applicable Indenture or any Warrant Agreement, as the case may be, contemplates may be set forth in the Debt Securities and Warrants as issued from time to time. The Debt Securities and Warrants may be offered either together or separately. As used herein, "Securities" shall mean the securities (whether Debt Securities, Warrants or both) covered by the applicable Terms Agreement; "Warrant Securities" shall mean the Debt Securities issuable upon exercise of Warrants; and "you" or "your", unless the context otherwise requires, shall mean such of the Managing Underwriter or Underwriters identified in the Terms Agreement in respect of the Securities purchased pursuant thereto.

     Each offering of Debt Securities, other than Warrant Securities, will be made, and any offering of Warrants may be made, through you or through an underwriting syndicate managed by you as set forth in the applicable terms agreement entered into between you and the Company of which this Underwriting Agreement Basic Provisions is Annex A thereto (the "Terms Agreement", which, together with the provisions hereof incorporated therein by reference is herein referred to as the "Agreement"). The Terms Agreement relating to each offering of Securities shall specify the name of the lead Managing Underwriter and the names of such other Co-Managing Underwriters, if any, in connection with such offering, and the names of the other underwriters (the "Underwriters"), which shall include you while acting alone in the sale of Securities or as a member of an underwriting syndicate, and any Underwriter substituted pursuant to Section 10 hereof), if any, participating in such offering, the principal amount of Securities to be issued and their terms not otherwise specified in the Indenture, the principal amount of Securities which each Underwriter severally agrees to purchase, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, any delayed delivery arrangements and the time and place of delivery and payment. The Terms Agreement may take the form of an exchange of any standard form of written telecommunication between you, the Company and the Guarantor.

     The Company and the Guarantor have filed with the Securities and Exchange Commission (the "Commission") registration statements on Form S-3 (Nos. 33-______ and 33-57034) such registration statements together relating to securities including the Debt Securities, the related Guarantees and Warrants and the offering thereof from time to time in accordance with Rule 415 under the Securities Act of 1933, as amended (the "1933 Act"), and have filed such amendments thereto as may have been required to the date hereof. Such registration statements as amended have been declared effective by the Commission, and the Indentures have been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statements as amended and the prospectuses relating to the sale of Debt Securities and Warrants by the Company and the issuance of the Guarantees by the Guarantor constituting a part thereof, including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1933 Act or otherwise, are referred to herein as the "Registration Statement" and the "Prospectus", respectively; provided, however, that a supplement to the Prospectus contemplated by Section 3(a) (a "Prospectus Supplement") shall be deemed to have supplemented the Prospectus only with respect to the offering of Securities and the related Guarantees to which it relates.

     Section 1.  Representations and Warranties.  The Company and the Guarantor
                 ------------------------------
jointly and severally represent and warrant to you and to each Underwriter named in a Terms Agreement as of the date thereof (in each case the "Representation Date"), as follows:

          (a) The Registration Statement and the Prospectus, at the times the Registration Statement became effective and as of the applicable Representation Date complied in all material respects with the requirements of the 1933 Act, the rules and regulations thereunder (the "Regulations") and the 1939 Act. The Registration Statement, at the times the Registration Statement became effective and as of the applicable Representation Date, did not, and will not, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, at the times the Registration Statement became effective and as of the applicable Representation Date, did not, and will not, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company and the Guarantor in writing by any Underwriter through you expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification under the 1939 Act (Form T-1), of any Trustee under the applicable Indenture.

          (b) The consolidated financial statements included in the Registration Statement and Prospectus present fairly the consolidated financial position of the Company and the Guarantor and their respective consolidated subsidiaries as at the dates indicated and the results of their operations for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved, except as indicated therein; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein.

          (c) The documents incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations thereunder, and, when read together and with the other information in the Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (d) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein or contemplated thereby, (A) there has been no material adverse change in the condition, financial or otherwise, of the Company or the Guarantor and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary court of business, (B) there have been no material transactions entered into by the Company or the Guarantor or any of its subsidiaries other than those in the ordinary course of business, and (C) except for regular dividends on the Guarantor's Common Stock, $1.00 par value, there has been no dividend or distribution of any kind declared, paid or made by the Company or the Guarantor on any class of their capital stock.

          (e) Each of the Company and the Guarantor has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Pennsylvania with corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement; the Guarantor is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "Bank Holding Company Act"); and each of the Company and the Guarantor is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification.

          (f) Each subsidiary of the Company or the Guarantor which is a "significant subsidiary" as defined in Rule 405 of Regulation C of the Regulations (a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significate Subsidiaries which are national banking associations); and the capital stock of each such Significant Subsidiary owned by the Guarantor or the Company, directly or through subsidiaries, is owned free and clear of any mortgage, pledge, lien, encumbrance, claim or equity.

          (g) Neither the Company, the Guarantor nor any of the Significant Subsidiaries is in violation of its charter or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which any of them is a party or by which they or their properties may be bound; and the execution and delivery of this Agreement, the applicable Indenture and each Warrant Agreement, if any, and the consummation of the transactions contemplated herein and therein have been duly authorized by all necessary corporate action and will not conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of the Significant Subsidiaries pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Guarantor or any of the Significant Subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of the Company, the Guarantor or any of the Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, the Guarantor or, to the best of their knowledge, any law, administrative regulation or administrative or court decree; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Company or the Guarantor of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, the 1939 Act or the Regulations or state securities or Blue Sky laws.

          (h) The Company, the Guarantor and the Significant Subsidiaries possess adequate certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor the Guarantor nor any of the Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company or the Guarantor and its subsidiaries considered as one enterprise.

          (i) Except as set forth in the Prospectus, there is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Guarantor, threatened against or affecting, the Company, the Guarantor or any of their subsidiaries, which might result in any material adverse change in the condition, financial or otherwise, of the Company or the Guarantor and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, or might materially and adversely affect the properties or assets thereof or might materially and adversely affect the consummation of this Agreement; and there are no contract or documents of the Company, the

     Guarantor or any of their subsidiaries which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the Regulations which have not been so filed.

          (j) The Securities have been duly authorized for issuance and sale pursuant to this Agreement (or will have been so authorized prior to each issuance of Securities) and, when issued, authenticated and delivered pursuant to the provisions of this Agreement and of the applicable Indenture or Warrant Agreement, as the case may be, against payment of the consideration therefor in accordance with this Agreement, the Securities will be valid and legally binding obligations of the Company enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the applicable Indenture or Warrant Agreement, as the case may be; the Guarantees have been duly authorized (or will have been so authorized prior to each issuance of the related Securities), and upon due issuance, authentication and delivery of the related Securities and due endorsement of the Guarantees, the Guarantees will have been duly executed, issued and delivered and will be valid and legally binding obligations of the Guarantor enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the Indenture; and the Securities, the Guarantees, the Warrant Agreement, if any, and the applicable Indenture conform in all material respects to all statements relating thereto contained in the Prospectus.

          (k) The Warrant Securities, if any, have been duly authorized for issuance and sale upon the exercise of the Warrants, and, when issued, authenticated and delivered pursuant to the terms and provisions of the applicable Indenture against payment of the exercise price in accordance with the terms of the Warrant Agreement, the Warrant Securities will be valid and legally binding obligations of the Company and the related Guarantees will be valid and legally binding obligations of the Guarantor, in each case enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles, and will be entitled to the benefits of the applicable Indenture; and the Warrant Securities, if any, will conform at the time of their issuance in all material respects to all statements relating thereto in the Prospectus.

          (l) The Company, the Guarantor and the Significant Subsidiaries own or possess, or can acquire on reasonable terms, adequate trademarks, service marks and trade names necessary to conduct the businesses now operated by them, and neither the Company, the Guarantor nor any of their subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially adversely affect the conduct of the business, operations, financial condition or income of the Company or the Guarantor and its subsidiaries considered as one enterprise.

          (m) No labor disturbance by the employees of the Company, the Guarantor or their subsidiaries exists or, to the knowledge of the Company or the Guarantor, is imminent which might be expected to have a material adverse effect upon the conduct of the business, or the earnings, operations or condition, financial or otherwise, of the Company or the Guarantor and its subsidiaries, considered as one enterprise.

          (n) The Company and the Guarantor are in compliance with all of the provisions of Section 517.075 of the Florida statutes, and all rules and regulations promulgated thereunder relating to issuers doing business in Cuba.

     Any certificate signed by any officer of the Company or the Guarantor and delivered to you or counsel for the Underwriters in connection with an offering of Securities and related Guarantees shall be deemed a representation and warranty by the Company and the Guarantor, as to the matters covered thereby, to each Underwriter participating in such offering.

     Section 2.  Purchase and Sale.  The several commitments of the Underwriters
                 -----------------
to purchase Securities pursuant to the Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions herein set forth.

     Payment of the purchase price for, and delivery of, any Securities to be purchased by the Underwriters shall be made at the office of Brown & Wood, One World Trade Center, New York, New York 10048, or at such other place as shall be agreed upon by you and the Company, at 10:00 A.M., New York City time, on the fifth business day (unless postponed in accordance with the provisions of Section 10) following the date of the Terms Agreement or such other time as shall be agreed upon by you and the Company (each such time and date being referred to as a "Closing Time"). Payment shall be made to the Company by certified or official bank check or checks in New York Clearing House or similar next day funds payable to the order of the Company against delivery to you for the respective accounts of the Underwriters of the Securities to be purchased by them, together with the related Guarantees. Such Securities shall be in such denominations and registered in such names as you may request in writing at least two business days prior to the applicable Closing Time. Such Securities and the related Guarantees, each of which may be in temporary form, will be made available for examination and packaging by you on or before the first business day prior to Closing Time.

     If authorized by the Terms Agreement, the Underwriters named therein may solicit offers to purchase Debt Securities or Warrants from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit A hereto with such changes therein as the Company and the Guarantor may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to you at Closing Time, for the accounts of the Underwriters, a fee equal to that percentage of the principal amount of Debt Securities or number of Warrants, as the case may be, for which Delayed Delivery Contracts are made at Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types set forth in the Prospectus. At Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum principal amount of Debt Securities or number of Warrants per Delayed Delivery Contract specified in the Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company and the Guarantor as provided below, but not for an aggregate principal amount of Debt Securities or number of Warrants in excess of that specified in the Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

     You are to submit to the Company and the Guarantor, at least three business days prior to Closing Time, the names of any institutional investors with which it is proposed that the Company and the Guarantor will enter into Delayed Delivery Contracts and the principal amount of Debt Securities or number of Warrants to be purchased by each of them, and the Company and the Guarantor will advise you, at least two business days prior to Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the Guarantor and the principal amount of Debt Securities or number of Warrants to be covered by each such Delayed Delivery Contract.

     The principal amount of Debt Securities or number of Warrants agreed to be purchased by the respective Underwriters pursuant to the Terms Agreement shall be reduced by the principal amount of Debt Securities or number of Warrants covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by you to the Company and the Guarantor; provided, however, that the total principal amount of Debt Securities or number of Warrants to be purchased by all Underwriters shall be the total amount of Debt Securities or number of Warrants covered by the Terms Agreement, less the principal amount of Debt Securities or number of Warrants covered by Delayed Delivery Contracts.

     Section 3.  Covenants of the Company.  The Company and the Guarantor
                 ------------------------
jointly and severally covenant with each of you, and with each Underwriter participating in the offering of Securities, as follows:

          (a) Immediately following the execution of the Terms Agreement, the Company and the Guarantor will prepare a Prospectus Supplement setting forth the principal amount of Debt Securities and/or number of Warrants covered thereby and the terms of such Debt Securities and Warrants and the related Guarantees not otherwise specified in the applicable Indenture or Warrant Agreement, as the case may be, the names of the Underwriters participating in the offering and the principal amount of Debt Securities and/or number of Warrants which each severally has agreed to purchase, the name of the Underwriter acting as Lead Managing Underwriter and the names of such Underwriters, if any, acting as Co-Managing Underwriters in connection with the offering, the price at which the Securities are to be purchased by the Underwriters from the Company, the initial public offering price, the selling concession and reallowance, if any, any delayed delivery arrangements, and such other information as you, the Company and the Guarantor deem appropriate in connection with the offering of the Securities and the related Guarantees. The Company and the Guarantor will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424 of the Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus and such Prospectus Supplement as you shall reasonably request.

          (b) If at any time when the Prospectus is required by the 1933 Act to be delivered in connection with sales of the Securities any event shall occur or condition exist as a result of which it is necessary, in the opinion of your counsel or counsel for the Company or the Guarantor, to further amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in the light of circumstances existing at the time it is delivered to a purchaser or if it shall be necessary, in the opinion of either such counsel, at any such time to amend or supplement the Registration Statement or the Prospectus in order to comply with the requirements of the 1933 Act or the Regulations, the Company and the Guarantor will promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the 1934 Act or otherwise, as may be necessary to correct such untrue statement or omission to make the Registration Statement comply with such requirements.

          (c) With respect to each sale of Securities and issuance of related Guarantees, the Guarantor will make generally available to the security holders of the Guarantor and the Company as soon as practicable, but not later than 90 days after the close of the period covered thereby, earnings statements of the Guarantor (in form complying with the provisions of Rule 158 under the 1933 Act) covering twelve-month periods beginning, in each case, not later than the first day of the Guarantor's fiscal quarter next following each "effective date" (as defined in Rule 158) of the Registration Statement relating to such Securities and Guarantees.

          (d) The Company and the Guarantor will give you notice of their intention to file any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1934 Act, the 1933 Act or otherwise, and will furnish you with copies of any such amendment or supplement or other documents proposed to be filed a reasonable time in advance of filing, and will not file any such amendment or supplement or other documents in a form to which you or your counsel shall reasonably object.

          (e) The Company and the Guarantor will notify each of you immediately, and confirm the notice in writing, (i) of the effectiveness of any amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus or any document to be filed pursuant to the 1934 Act, (iii) of the receipt of any comments from the Commission with respect to the Registration Statement, the Prospectus or any Prospectus Supplement, (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company and the Guarantor will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

          (f) The Company and the Guarantor will deliver to each of you as many signed and conformed copies of the registration statement (as originally filed) and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference in the Prospectus) as you may reasonably request and will also deliver to you a conformed copy of the Registration Statement and each amendment thereto for each of the Underwriters.

          (g) The Company and the Guarantor will endeavor, in cooperation with you, to qualify the Securities and the related Guarantees for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as you may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Securities. The Company and the Guarantor will file such statements and reports as may be required by the laws of each jurisdiction in which the Securities and the related Guarantees have been qualified as above provided.

          (h) The Company and the Guarantor, during the period when the Prospectus is required to be delivered under the 1933 Act, will file promptly all documents required to be filed with the Commission pursuant to
     Section 13 or 14 of the 1934 Act.

          (i) Between the date of the Terms Agreement and termination of any trading restrictions or Closing Time, whichever is later, with respect to the Securities covered thereby, the Company and the Guarantor will not, without the prior consent of such of you as may be named in such Terms Agreement, offer or sell, or enter into any agreement to sell, any debt securities of the Company or the Guarantor with a maturity of more than one year, including additional Debt Securities or any Warrants to purchase Debt Securities with a maturity of more than one year.

     Section 4.  Conditions of Underwriters' Obligations.  The several
                 ---------------------------------------
obligations of the Underwriters to purchase Securities pursuant to the Terms Agreement are subject to the accuracy of the representations and warranties on the part of the Company and the Guarantor herein contained, to the accuracy of the statements of the Company's and Guarantor's officers made in any certificate furnished pursuant to the provisions hereof, to the performance by the Company and the Guarantor of all of their covenants and other obligations hereunder and to the following further conditions:

          (a) At the applicable Closing Time (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission, (ii) the rating assigned by an internationally recognized securities rating agency to any debt securities or preferred stock of the Company or the Guarantor as of the date of the applicable Terms Agreement shall not have been lowered since the execution of such Terms Agreement or if any such rating agency shall have publicly announced that it has placed any debt securities or preferred stock of the Company or the Guarantor, as the case may be, on what is commonly termed a "watch list" for possible downgrading and (iii) there shall not have come to your attention any facts that would cause such of you to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to a purchaser of the Securities, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

          (b)  At the applicable Closing Time you shall have received:

               (1) The favorable opinion, dated as of the applicable Closing Time, of David J. Martin, Esq., counsel for the Guarantor and counsel for the Company, in form and substance satisfactory to your counsel, to the effect that:

                    (i) The Company and the Guarantor have been duly incorporated and are validly existing as corporations in good standing under the laws of the Commonwealth of Pennsylvania.

                   (ii) The Company has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                  (iii) The Guarantor is duly registered as a bank holding company under the Bank Holding Company Act and has the corporate power and authority under the laws of the United States of America and the Commonwealth of Pennsylvania to own, lease and operate its properties and conduct its business as described in the Registration Statement.

                   (iv) To the best of his knowledge and information, the Company and the Guarantor are each duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required.

                    (v) Each Significant Subsidiary has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement, and, to the best of his knowledge and information, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification; all of the issued and outstanding capital stock of each such Significant Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable (subject to the provisions of Section 55 of Title 12 of the United States Code in the case of Significant Subsidiaries which are national banking associations) and all of such capital stock, to the best of his knowledge and information, is owned, directly or indirectly, by the Guarantor free and clear of any pledge, lien, encumbrance, claim or equity.

                    (vi) This Agreement and the Delayed Delivery Contracts, if
               any, have been duly authorized, executed and delivered by the Company and the Guarantor.

                   (vii) The applicable Indenture and any Warrant Agreement
               have been duly and validly authorized, executed and delivered by the Company and the Guarantor and constitute the valid and binding agreements of the Company and the Guarantor, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement of creditors' rights or by general equity principles.

                  (viii) The Securities and the Guarantees covered by the Terms
               Agreement are in the form contemplated in the case of Debt Securities, by the applicable Indenture and, in the case of Warrants by the applicable Warrant Agreement, have been duly and validly authorized by all necessary corporate action and, when executed and authenticated as specified in the applicable Indenture or any Warrant Agreement, as the case may be, and delivered against payment pursuant to this Agreement, or any Delayed Delivery Contracts, will be valid and binding obligations of the Company and the Guarantor, respectively, enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws relating to or affecting enforcement or creditors' rights or by general equity principles, and except further as enforcement thereof may be limited by requirements that a claim (or a foreign currency judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and will be entitled to the benefits of the applicable Indenture or the Warrant Agreement, as the case may be.

                   (ix) The applicable Indenture, any Warrant Agreement, the Securities and Guarantees covered by the Terms Agreement conform in all material respects to the descriptions thereof in the Prospectus and the applicable Prospectus Supplement.

                    (x) The Warrant Securities, if any, have been duly authorized for issuance and sale upon the exercise of the Warrants, and, when issued, authenticated and delivered pursuant to the terms and provisions of the applicable Indenture against payment of the exercise price in accordance with the terms of the Warrant Agreement, the Warrant Securities will be valid and legally binding obligations of the Company and the related Guarantees will be valid and legally binding obligations of the Guarantor, in each case enforceable in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws of general applicability relating to or affecting enforcement of creditors' rights or by general equity principles, and except further as enforcement thereof may be limited by requirements that a claim (or foreign currency judgment in respect of such claim) be converted into United States dollars at a rate of exchange prevailing on a date determined pursuant to applicable law, and will be entitled to the benefits of the applicable Indenture; and the form of Warrant Securities, if any, conforms in all material respects to the description thereof in the Prospectus.

                   (xi)  The applicable Indenture is qualified under the 1939
               Act.

                  (xii) The Registration Statement is effective under the 1933 Act and, to the best of his knowledge and information, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                 (xiii) The Registration Statement, at the time it became effective (other than the financial statements included therein, as to which no opinion need be rendered), complied as to form in all material respects with the requirements of the 1933 Act, the 1939 Act, and the Regulations, and nothing has come to his attention that would lead him to believe that the Registration Statement, at the times it became effective, or if an amendment to the Registration Statement or an Annual Report on Form 10-K has been filed by the Guarantor with the Commission subsequent to the effectiveness of the Registration Statement, then at the time of the most recent such filing, and as of the date of the Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as amended or supplemented at the date of the Terms Agreement and at Closing Time, contains an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (xiv) Each document filed pursuant to the 1934 Act (other than the financial statements included therein, as to which no opinion need be rendered) and incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the 1934 Act and the rules and regulations thereunder.

                   (xv) No consent, approval, authorization or order of any court or governmental authority or agency is required in connection with the sale of the Securities or the issuance of the related Guarantees to the Underwriters or the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Guarantees, the applicable Indenture, any Warrant Agreement, any Delayed Delivery Contracts and the Terms Agreement, except such as may be required under the 1933 Act and state securities or Blue Sky laws; and to the best of his knowledge and information, the execution and the delivery of the Terms Agreement, any Delayed Delivery Contracts and the applicable Indenture and the consummation of the transactions contemplated herein and therein will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantor or any of their Significant Subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company, the Guarantor or any of their Significant Subsidiaries is a party or by which any of them may be bound or to which any of the property or assets of the Company, the Guarantor or any of their Significant Subsidiaries is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Company, the Guarantor or any of their Significant Subsidiaries, or any law, administrative regulation or administrative or court decree.

               (2) The favorable opinion or opinions, dated as of the applicable Closing Time, of Brown & Wood, counsel for the Underwriters, with respect to the matters set forth in (i) and (vi) to
          (xiii), inclusive, of subsection (b)(1) of this Section.

          (c) At the applicable Closing Time there shall not have been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company or the Guarantor and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and you shall have received a certificate of the President or a Vice President of each of the Company and the Guarantor, dated as of such Closing Time, to the effect that there has been no such material adverse change and to the effect that the representations and warranties of the Company and the Guarantor contained in Section 1 are true and correct with the same force and effect as though such Closing Time were a Representation Date.

          (d) You shall have received letters from Ernst & Young dated as of the date of the Terms Agreement and delivered at such time, in form heretofore agreed to.

          (e) You shall have received from Ernst & Young or other independent certified public accountants acceptable to you, a letter dated as of the applicable Closing Time, reconfirming or updating the letter of Ernst & Young required by subsection (d) of this Section to the extent that may be reasonably requested.

          (f) At the applicable Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities and the related Guarantees as herein contemplated and related proceedings or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company and the Guarantor in connection with the issuance and sale of the Securities and the related Guarantees as herein contemplated shall be satisfactory in form and substance to you and counsel for the Underwriters.

     If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by such of you by notice to the Company and the Guarantor at any time at or prior to the applicable Closing Time, and such termination shall be without liability of any party to any other party except as provided in Section 5.

     Section 5.  Payment of Expenses.  The Company and the Guarantor will pay
                 -------------------
all expenses incident to the performance of their obligations under this Agreement, including (i) the printing and filing of the Registration Statement and all amendments thereto and the printing of this Agreement and each Terms Agreement, (ii) the preparation, issuance and delivery of the Securities and related Guarantees to the Underwriters and the preparation, issuance and delivery of any Warrant Securities upon exercise of Warrants, (iii) the fees and disbursement of the Company's and the Guarantor's counsel and accountants, (iv) the qualification of the Securities, the related Guarantees and any Warrant Securities under the securities laws in accordance with the provisions of
Section 3(g), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any Blue Sky Survey and Legal Investment Survey, (v) the printing and delivery to the Underwriters in quantities as hereinabove stated of copies of the registration statement and all amendments thereto, of the Registration Statement and any amendments thereto, and of the Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of the applicable Indenture and any Blue Sky Survey and Legal Investment Survey, (vii) the fees of rating agencies, (viii) the fees and expenses, if any, incurred in connection with the listing of Securities and any warrant Securities on any exchange and (ix) the fees and expenses, if any, incurred with respect to any filing with the National Association of Securities Dealers, Inc.

     If the Terms Agreement is terminated by you in accordance with the provisions of Section 4 or Section 9(i), the Company and the Guarantor shall reimburse the Underwriters named in such Terms Agreement for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     Section 6.  Indemnification.  (a)  The Company and the Guarantor jointly
                 ---------------
and severally agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

               (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such untrue statement or omission or such alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto);

              (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company and the Guarantor; and

             (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by you), reasonably incurred in investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, the extent that any such expense is not paid under (i) or (ii) above.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and the Guarantor, their directors, each of their officers who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through you expressly for use in the Registration Statement (or any amendment thereto) or the Prospectus (or any amendment or supplement thereto).

          (c) Each indemnified party shall give prompt notice to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder but failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of such action. In no event shall the indemnifying parties be liable for the fees and expenses of more than one counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

          SECTION 7.  Contribution.  In order to provide for just and equitable
                      ------------
     contribution in circumstances in which the indemnity agreement provided for in Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company, the Guarantor and the Underwriters of each offering of Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company, the Guarantor and one or more of such Underwriters in respect of such offering in such proportions as will reflect the relative benefits from the offering of such Securities received by the Company and the Guarantor on the one hand and by such Underwriters on the other hand, provided that if the Securities are offered by Underwriters at an initial public offering price set forth in a Prospectus Supplement, the relative benefits shall be deemed to be such that the Underwriters shall be responsible for that portion of the aggregate losses, liabilities, claims, damages and expenses represented by the percentage that the underwriting discount appearing in such Prospectus Supplement bears to the initial public offering price appearing therein and the Company and the Guarantor shall be responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company or the Guarantor, each officer of the Company or the Guarantor who signed the Registration Statement, and each person, if any, who controls the Company or the Guarantor within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company or the Guarantor, as the case may be.

          SECTION 8.  Representations, Warranties and Agreements to Survive
                      -----------------------------------------------------
     Delivery.  All representations, warranties and agreements contained in this
     --------
     Agreement, or contained in certificates of officers of the Company or the Guarantor submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of this Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Guarantor, and shall survive delivery of any Securities to the Underwriters.

          SECTION 9.  Termination.  You may terminate this Agreement by written
                      -----------
     notice to the Company and the Guarantor at any time at or prior to the Closing Time (i) if there has been, since the date of the Terms Agreement or since the respective dates as of which information is given in the Registration Statement, any material adverse change in the condition, financial or otherwise, of the Company or the Guarantor and its subsidiaries considered as one enterprise, or in the earnings, business affairs or business prospects of the Company or the Guarantor and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the debt markets in the United States or any outbreak or escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Securities or enforce contracts for the sale of the Securities, or (iii) if trading in the capital stock of the Guarantor has been suspended by the Commission or a national securities exchange, or if trading generally on either the

     American Stock Exchange or the New York Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal or New York or Pennsylvania authorities or (iv) if the rating assigned by any nationally recognized securities rating agency to any debt securities or preferred stock of the Company or the Guarantor as of the time of the Terms Agreement shall have been lowered since that time or if any such rating agency shall have publicly announced that it has placed any debt securities or preferred stock of the Company or the Guarantor on what is commonly termed a "watch list" for possible downgrading. In the event of any such termination, (x) the covenants set forth in Section 3 with respect to any offering of Securities and related Guarantees shall remain in effect so long as any Underwriter owns any such Securities and related Guarantees purchased from the Company pursuant to the Terms Agreement and (y) the covenant set forth in Section 3(c), the provisions of Section 5, the indemnity agreement set forth in Section 6, the contribution provisions set forth in Section 7 and the provisions of Sections 8 and 13 shall remain in effect.

     SECTION 10.  Default.  If one or more of the Underwriters participating in
                  -------
an offering of Securities shall fail at the applicable Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), then you shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amount as may be agreed upon and upon the terms herein set forth. If, however, during such 24 hours you shall not have completed such arrangements for the purchase of all of the Defaulted Securities, then:

          (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of the Securities to be purchased pursuant to the Terms Agreement, the non-defaulting Underwriters named in the Terms Agreement shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all such non-defaulting Underwriters, or

          (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased pursuant to the Terms

     Agreement, the Terms Agreement shall terminate, without any liability on the part of any non-defaulting Underwriter, the Company or the Guarantor.

     As used in this Section only, the "aggregate amount" of Securities shall mean the aggregate principal amount of any Debt Securities plus the offering price of any Warrants included in the relevant Securities. No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     In the event of a default by any Underwriter or Underwriters as set forth in this Section, either you, the Company or the Guarantor shall have the right to postpone the applicable Closing Time for a period of not exceeding seven days in order that any required changes in the Registration Statement or Prospectus or in any other documents or arrangements may be effected.

     SECTION 11.  Notices.  All notices and other communications hereunder shall
                  -------
be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to you at the address of the Lead Managing Underwriter indicated in the Terms Agreement; notices to the Guarantor shall be directed to it at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, attention of the Secretary with a copy to the Treasurer; and notices to the Company shall be directed to it at Broad and Chestnut Streets, Philadelphia, Pennsylvania 19107, attention of the Secretary.

     SECTION 12.  Parties.  This Agreement shall inure to the benefit of and be
                  -------
binding upon you, the Company and the Guarantor, any Underwriter who becomes a party hereto, and their respective successors. Nothing expressed or mentioned in this Agreement is intended to or shall be construed to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties and their respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities or the related Guarantees from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 13.  Governing Law.  This Agreement shall be governed by, and
                  -------------
construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed in such State.

                                                                       EXHIBIT A



                            CORESTATES CAPITAL CORP
                          (a Pennsylvania corporation)

                              [Title of Security]

                         Unconditionally guaranteed by

                           CORESTATES FINANCIAL CORP
                          (a Pennsylvania corporation)

                           DELAYED DELIVERY CONTRACT


                                                                            , 19


CoreStates Capital Corp and
  CoreStates Financial Corp
c/o [Name and Address of Managing Underwriter(s)]

Attention:                   , Vice President
            Syndicate Department


Dear Sirs:

     The undersigned hereby agrees to purchase from CoreStates Capital Corp (the
"Company"), and the Company agrees to sell to the undersigned on            , 19
(the "Delivery Date"),                      principal amount of the Company's
% [Senior] [Subordinated] [Debt Securities] [Notes] [Debentures] due           ,
19   (the "Securities").  The Securities are unconditionally guaranteed as to payment of principal, premium, if any, and interest, if any (said guarantees being hereinafter referred to as the "Guarantees"), by CoreStates Financial Corp (the "Guarantor"). The Securities are offered by the Company pursuant to the Company's and the Guarantor's Prospectus dated
          , 199 , as supplemented by their Prospectus Supplement dated
, 19  , receipt of which is hereby acknowledged, at a purchase price of     % of
the principal amount thereof, plus accrued interest from            , 19  , to
the Delivery Date, and on the further terms and conditions set forth in this contract.

                                  Exhibit A-1

     Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by certified or official bank check in New York Clearing House funds, at the office of [Name and Address of Managing Underwriter] on the Delivery Date, upon delivery to the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

     The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date and the issuance of the related Guarantees by the Guarantor shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is
subject and (2) the Company, on or before           , 19  , shall have sold to
the Underwriters of the Securities (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated
     , 19   between the Company, the Guarantor and the Underwriters.  The
obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payment for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities and the Guarantees is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

     Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith.

     By the execution hereof, the undersigned represents and warrants to the Company and the Guarantor that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the Securities has been taken by it and no further authorization or approval of any government or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and the Guarantor and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

     This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will

                                  Exhibit A-2
not be assignable by either party hereto without the written consent of the other.

     It is understood that the Company and the Guarantor will not accept Delayed Delivery Contracts for an aggregate principal amount of Securities in excess of
$       and that the acceptance of any Delayed Delivery Contract is in the sole discretion of the Company and the Guarantor and, without limiting the foregoing, need not be on a first-come, first-served basis. If this con-tract is acceptable to the Company and the Guarantor, it is requested that the Company and the Guarantor sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract among the Company, the Guarantor and the undersigned when such copy is so mailed or delivered.

     This Agreement shall be governed by the laws of the State of New York.

                                    Yours very truly,

                                    ____________________________
                                        (Name of Purchaser)

                                    By__________________________
                                      (Title)

                                    ____________________________

                                    ____________________________
                                      (Address)
Accepted as of the date
  first above written.

CORESTATES CAPITAL CORP

By__________________________


CORESTATES FINANCIAL CORP


By___________________________

                                  Exhibit A-3

                PURCHASER -- PLEASE COMPLETE AT TIME OF SIGNING


     The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed is as follows:
(Please print)

                                              Telephone No.
     Name                                (including Area Code)
     ----                                ---------------------

                                  Exhibit A-4